UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2013

GAMING AND LEISURE

PROPERTIES, INC.

Commission file number 001-36124

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 46-2116489

825 Berkshire Blvd., Suite 400
Wyomissing, PA 19610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 23, 2013, Gaming and Leisure Properties, Inc. issued a press release, attached hereto as Exhibit 99.1 and by this reference incorporated herein, announcing that it had priced its previously announced private offering of senior notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1    Press Release dated October 23, 2013 of Gaming and Leisure Properties, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 23, 2013	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

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